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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

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                                     Form 8-K


                                  CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 15, 2000

                           SHOWSCAN ENTERTAINMENT INC.
              (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
                  (State or Other Jurisdiction of Incorporation)

                  0-15939                             95-3940004
         (Commission File Number)      (I.R.S. Employer Identification No.)


  6033 West Century Boulevard, Suite 400
          Los Angeles, California                        90045
 (Address of Principal Executive Offices)              (Zip Code)


                                  (310) 412-8464
               (Registrant's Telephone Number, Including Area Code)


                               3939 Landmark Street
                          Culver City, California 90232
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On August 15, 2000, Showscan Entertainment Inc. (the "Company") announced that it has filed a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code. Under Chapter 11, the Company will continue to operate its businesses under court protection, while working out a plan for reorganization. A copy of the Company's press release in which it announced the foregoing is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.2  Press Release, dated August 15, 2000.  Case Number LA0033223-AA
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    SHOWSCAN ENTERTAINMENT INC.



Date:  August 15, 2000                 By:  /s/ DENNIS POPE
                                          ------------------------------
                                           Dennis Pope
                                           President and Chief Executive Officer

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                               INDEX TO EXHIBITS


Exhibit No.
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  99.2              Press Release dated August 15, 2000.
                    Case Number LA0033223-AA.
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